SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                      ___________________________




                                FORM 8-K

                             CURRENT REPORT




                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                      ___________________________

     Date of Report (Date of earliest event reported) May 11, 1999




                           DADE BEHRING INC.
____________________________________________________________


         (Exact name of registrant as specified in its charter)


      Delaware                 333-13523          36-3949533
(State or other jurisdiction  (Commission        (IRS Employer
   of incorporation)          File Number)    Identification No.)

   1717 Deerfield Road, Deerfield Illinois        60015-0778
   (Address of principal executive offices)       (Zip Code)

____________________________________________________________

                        Exhibit Index on Page 2
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Item 5  Other Events

        The Registrant is a wholly-owned subsidiary of Dade Behring Holdings, Inc. which announced a share repurchase program.

        The Registrant announced a number of executive changes, including the appointment of James W.P. Reid-Anderson as its President and Chief Operating Officer.

Item 7  Financial Statements, Pro Forma Financial Information and
        Exhibits

        (c) Exhibits

            99.1 Press Release related to the Dade Behring Holdings, Inc. share repurchase program.

            99.2  Press Release related to executive changes.

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Dade Behring Inc.


                              By: /s/Glenn R. Richter
                              Title: Senior Vice President and
                                     Chief Financial Officer

Dated:  May 11, 1999
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